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Exhibit 10.1(c)

            AMENDMENT NO. 2 dated as of November 11, 2003 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2002 (as amended by Amendment No. 1 and Waiver dated as of March 10, 2003, the "Credit Agreement"), among STONE CONTAINER CORPORATION, a Delaware corporation ("Stone"), SMURFIT-STONE CONTAINER CANADA INC., a corporation continued under the Companies Act (Nova Scotia) ("SSC Canada" and, together with Stone, the "Borrowers"), the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as agent for the Lenders (an "Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as agent for the Lenders (an "Agent"), as collateral agent for the Lenders, as administrative agent for the Lenders (the "Administrative Agent"), as swingline lender (the "Swingline Lender") and as Revolving Facility Facing Agent, and DEUTSCHE BANK AG, CANADA BRANCH, an authorized foreign bank permitted to carry on business in Canada and listed in Schedule III of the Bank Act (Canada), as Canadian administrative agent for the Lenders and as Revolving (Canadian) Facility Facing Agent (together with the Revolving Facility Facing Agent, the "Facing Agents").

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Facing Agents have extended, and have agreed to extend, credit to the Borrowers.

        B.    The Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

        C.    Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendment of Section 1.01.    Section 1.01 of the Credit Agreement is hereby amended as follows:

        (a)   The following new definitions are inserted in the appropriate alphabetical order therein:

          'Antitrust Litigation' shall mean certain class actions and related cases pending against certain subsidiaries of SSCC (including Stone) and other container board manufacturers alleging a conspiracy during 1993-95 in violation of the antitrust laws, as described in Stone's public filings with the Securities and Exchange Commission.

          'Antitrust Litigation Charges' shall mean charges of up to (but not exceeding) $10,000,000 for the fiscal quarter ended March 31, 2003 and up to (but not exceeding) $67,000,000 for the fiscal quarter ended September 30, 2003, and any charges in subsequent quarters, in each case in respect of the Antitrust Litigation.

          'Antitrust Litigation Settlement' shall mean the partial settlement of the Antitrust Litigation made pursuant to the settlement agreement by and between SSCC, Stone and JSC and the attorneys representing the plaintiff classes, which provides for, among other things, cash payments plus accrued interest in the fiscal quarter ended December 31, 2003 and in the fiscal quarter ended March 31, 2005.

          'MBI Receivables' shall have the meaning assigned to such term in the definition of the term 'MBI Securitization Transaction'.

          "MBI Securitization Transaction' shall mean, with respect to Smurfit MBI, any transfer of trade receivables and related contract and other rights and property, including general intangibles, collections and other proceeds relating thereto, security therefor and goods that have been repossessed in connection with any thereof (collectively, 'MBI Receivables'), (a) by Smurfit MBI to a trust, partnership, limited liability company, corporation or other entity (provided that such transfer by Smurfit MBI may be made to a special purpose entity and, in turn, transferred by such special purpose entity), which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of Indebtedness or securities that are to receive payments from, or that represent interests in, the cash flow derived from such MBI Receivables, or (b) by Smurfit MBI directly to one or more investors or other purchasers (provided that such transfer by Smurfit MBI may be made to a special purpose entity and, in turn, transferred by such special purpose entity).

          'Smurfit MBI' shall mean Smurfit-MBI, a limited partnership organized under the laws of the Canadian province of Ontario."

        (b)   The definition of the term "Asset Sale" is hereby amended by inserting at the end thereof the following:

  "Notwithstanding the foregoing, only the sale or transfer of MBI Receivables by Smurfit MBI in connection with the initial MBI Securitization Transaction (and any subsequent sale or transfer of MBI Receivables by Smurfit MBI that results in an increase in the aggregate outstanding amount of any related Indebtedness or securities or in the aggregate outstanding amount of the MBI Receivables so sold or transferred) shall be deemed to be an Asset Sale."

        (c)   The definition of the term "Consolidated EBITDA" is hereby amended by inserting the following new sentence at the end thereof:

  "In addition, without duplication, and solely for purposes of determining compliance with Sections 7.14 and 7.15 for any period, Antitrust Litigation Charges shall be added to Consolidated Net Income in the calculation of Consolidated EBITDA for such period; provided that to the extent not otherwise deducted in determining Consolidated Net Income for such period, any cash payments made pursuant to the Antitrust Litigation Settlement or otherwise in respect of the Antitrust Litigation Charges shall be deducted from Consolidated Net Income for purposes of determining Consolidated EBITDA in the periods in which such cash payments are made."

        SECTION 2.    Amendments of Article VII.    Article VII of the Credit Agreement is hereby amended as follows:

          (a)   Section 7.01 of the Credit Agreement is hereby amended as follows:

              (i)  by inserting immediately after the words "Receivables Program Documents" in clause (ii) of paragraph (e) therein, the words ", any MBI Securitization Transaction".

             (ii)  by deleting the word "and" at the end of paragraph (p) therein, inserting "; and" in place of the period at the end of paragraph (q), and adding a new paragraph (r) to read as follows:

              "(r) Indebtedness in connection with any MBI Securitization Transaction in an aggregate principal amount not greater than Cdn.$70,000,000 outstanding at any time."

          (b)   Section 7.02 of the Credit Agreement is hereby amended as follows:

              (i)  by deleting the word "and" at the end of clause (a)(xiii) therein, redesignating clause (a)(xiv) as clause (a)(xv), and inserting the following new clause (a)(xiv) immediately after clause (a)(xiii):

              "(xiv) Liens securing Indebtedness incurred pursuant to Section 7.01(r); provided that such Liens attach only to the MBI Receivables transferred in connection with, or forming part of, such

      MBI Securitization Transaction and/or equity interests of any special purpose entity to which such MBI Receivables are transferred; and".

             (ii)  by inserting a comma in place of the word "and" at the end clause (b)(iv) therein, redesignating clause (b)(v) as clause (b)(vi) and inserting the following new clause (b)(v) immediately after clause (b)(iv):

              "(v) agreements effecting an MBI Securitization Transaction, to the extent such restrictions and conditions relate to the MBI Receivables transferred in connection with, or subject to, such MBI Securitization Transaction or the equity interests of any special purpose entity to which such MBI Receivables are transferred and".

          (c)   Section 7.07 of the Credit Agreement is hereby amended by deleting the words "and (i)" set forth therein and substituting therefor the following:

            ", (i) any MBI Securitization Transaction and (j)".

          (d)   Section 7.12 of the Credit Agreement is hereby amended by deleting the words "and (v)" set forth therein and substituting therefor the following:

            ", (v) agreements effecting an MBI Securitization Transaction, to the extent such restrictions and conditions relate to any special purpose entity created by Smurfit MBI in connection with such MBI Securitization Transaction and (vi)".

          (e)   Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(a) Prior to the JSC Transaction, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount set forth opposite such date:

Date	Amount
June 30, 2002	U.S.$	450,000,000
September 30, 2002	U.S.$	450,000,000
December 31, 2002	U.S.$	450,000,000
March 31, 2003	U.S.$	460,000,000
June 30, 2003	U.S.$	460,000,000
September 30, 2003	U.S.$	485,000,000
December 31, 2003	U.S.$	375,000,000
March 31, 2004	U.S.$	365,000,000
June 30, 2004	U.S.$	365,000,000
September 30, 2004	U.S.$	385,000,000
December 31, 2004	U.S.$	425,000,000
March 31, 2005 and thereafter	U.S.$	550,000,000

            (b)   Following the JSC Transaction Date, permit Consolidated EBITDA for any four fiscal quarter period to be less than the sum of (i) the minimum Consolidated EBITDA amount set forth in paragraph (a) above for such period, plus (ii) the corresponding amount from time to time for such period under the JSC Credit Agreement or, if the JSC Credit Agreement shall have been terminated, the corresponding amount for such period most recently in effect under the JSC Credit Agreement, minus (iii) $15,000,000."

          (f)    Section 7.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(a) Prior to the JSC Transaction, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

Date	Ratio
June 30, 2002	1.50 to 1.00
September 30, 2002	1.50 to 1.00
December 31, 2002	1.50 to 1.00
March 31, 2003	1.50 to 1.00
June 30, 2003	1.50 to 1.00
September 30, 2003	1.50 to 1.00
December 31, 2003	1.50 to 1.00
March 31, 2004	1.50 to 1.00
June 30, 2004	1.50 to 1.00
September 30, 2004 and thereafter	1.75 to 1.00

          (g)   Section 7.16(a) of the Credit Agreement is hereby amended by inserting immediately following the words "Receivables Program Documents" in the first sentence therein the words ", the sale of MBI Receivables pursuant to any MBI Securitization Transaction as permitted by Section 7.01(r)".

        SECTION 3.    Agreement.    The Lenders hereby release the Liens under the Security Documents on all MBI Receivables that are transferred by Smurfit MBI pursuant to an MBI Securitization Transaction, as and when such MBI Receivables are so transferred, and hereby direct and authorize the Collateral Agent to execute such agreements, instructions, directions or instruments (including amendments to the Security Documents) as may reasonably be requested by the Borrowers to evidence the same.

        SECTION 4.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

        SECTION 5.    Effectiveness.    This Amendment, including Section 3 hereof, shall become effective on the date (the "Amendment Effective Date") that the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders and each of the Borrowers and (b) the Amendment Fee (as defined below).

        SECTION 6.    Amendment Fee.    The Borrowers agree to pay to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on November 12, 2003 (the "Signing Date"), an amendment fee (the "Amendment Fee") in an amount equal to 0.20% of the sum of such Lender's Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment, Revolving (Canadian) Credit Commitment (in each case, whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be payable upon and subject to the effectiveness of this Amendment in accordance with Section 5 hereof. Once paid, the Amendment Fee shall not be refundable under any circumstances.

        SECTION 7.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 8.    Acknowledgment.    Each of the undersigned Guarantors hereby acknowledges receipt of this Amendment and its review of the terms and conditions hereof. Each of the undersigned Guarantors hereby consents to the terms and conditions of this Amendment and the transactions contemplated hereby and hereby confirms its guarantee under the Guarantee Agreements to which it is a party and agrees that such guarantee shall continue to be in full force and effect and shall accrue to the benefit of the Lenders.

        SECTION 9.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 10.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 11.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

STONE CONTAINER CORPORATION,
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
SMURFIT-STONE CONTAINER CANADA INC.,
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as an Agent, Administrative Agent, Collateral Agent, Revolving Facility Facing Agent and Swingline Lender,
by		/s/ Marco Orlando

	Name:	Marco Orlando
	Title:	Director
JPMORGAN CHASE BANK, individually and as an Agent,
by		/s/ Peter S. Predun

	Name:	Peter S. Predun
	Title:	Vice President

GUARANTORS
Guarantor of U.S. and Canadian Facilities
ST. LAURENT PAPERBOARD (U.S.) INC.
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
Guarantors of Canadian Facilities:
STONE CONTAINER CORPORATION
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
2849-8954 QUEBEC INC.
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
FRANCOBEC COMPANY
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
MBI LIMITED/LIMITEE
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
SMURFIT-MBI
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer

605681 N.B. INC.
by		/s/ Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF NOVEMBER 11, 2003, TO THE STONE CONTAINER CORPORATION AND SMURFIT-STONE CONTAINER CANADA INC. CREDIT AGREEMENT DATED AS OF JULY 25, 2002
NAME OF LENDER:
ADDISON CDO, LIMITED (#1279)
by Pacific Investment Management Company LLC, as its Investment Advisor
	by		/s/ Mohan V. Phansalkar

		Name:	Mohan V. Phansalkar
		Title:	Executive Vice President
AERIES FINANCE-II LTD.
by Patriarch Partners X, LLC, its Managing Agent
	by		/s/ Lynn Tilton

		Name:	Lynn Tilton
		Title:	Manager
CERES II FINANCE LTD.
by Patriarch Partners X, LLC, its Managing Agent
	by		/s/ Lynn Tilton

		Name:	Lynn Tilton
		Title:	Manager

AG CAPITAL FUNDING PARTNERS, L.P.
by Angelo, Gordon & Co., L.P., as Investment Advisor
by		/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director
AIM FLOATING RATE FUND
by INVESCO Senior Secured Management, Inc., as Sub-Adviser
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AIMCO CDO SERIES 2000-A
by		/s/ Chris Goergan

	Name:	Chris Goergen
	Title:	Authorized Signatory
by		/s/ Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
AIMCO CLO SERIES 2001-A
by		/s/ Chris Goergan

	Name:	Chris Goergan
	Title:	Authorized Signatory
by		/s/ Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY
by		/s/ Chris Goergan

	Name:	Chris Goergan
	Title:	Authorized Signatory
by		/s/ Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
AMARA-I FINANCE, LTD.
by INVESCO Senior Secured Management, Inc., as Financial Manager
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AMARA 2 FINANCE, LTD.
by INVESCO Senior Secured Management, Inc., as Financial Manager
by		/s/ Joseph Rotondo

	Name:	Authorized Signatory
	Title:	Authorized Signatory
AMERICAN AGCREDIT, PCA
by		/s/ Vern Zander

	Name:	Vern Zander
	Title:	Vice President

AMMC CDO II, LIMITED
by American Money Management Corp., as Collateral Manager
by		/s/ David P. Meyer

	Name:	David P. Meyer
	Title:	Vice President
APEX (IDM) CDO I, LTD. ELC (CAYMAN) LTD. CDO SERIES 1999-I ELC (CAYMAN) LTD. 1999-III ELC (CAYMAN) LTD. 2000-I TRYON CLO LTD. 2000-I
by David L. Babson & Company Inc., as Collateral Manager
by		/s/ Glenn P. Duffy, CFA

	Name:	Glenn P. Duffy, CFA
	Title:	Managing Director
APEX (TRIMARAN) CDO I, LTD.
by Trimaran Advisors, L.L.C.
by		/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director
ARCHIMEDES FUNDING III, LTD.
by ING Capital Advisors LLC, as Collateral Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
by ING Capital Advisors LLC, as Collateral Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director
BALANCED HIGH-YIELD FUND II, LTD.
by ING Capital Advisors LLC, as Asset Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director
ENDURANCE CLO I, LTD.
by ING Capital Advisors LLC, as Collateral Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director
SEQUILS-ING I (HBDGM), LTD.
by ING Capital Advisors LLC, as Collateral Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

ING-ORYX CLO, LTD.
by ING Capital Advisors LLC, as Collateral Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director
NEMEAN CLO, LTD.
by ING Capital Advisors LLC, as Investment Manager
by		/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director
ARES V CLO LTD.
by Ares CLO Management V, L.P., Investment Manager
by Ares CLO GP V, LLC, its Managing Member
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President

ARES VI CLO LTD.
by Ares CLO Management VI, L.P., Investment Manager
by Ares CLO GP VI, LLC, its Managing Member
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES VII CLO LTD.
by Ares CLO Management VII, L.P., Investment Manager
by Ares CLO GP VII, LLC, its General Partner
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES LEVERAGED INVESTMENT FUND II, L.P.
by Ares Management II, L.P., its General Partner
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President

ARES III CLO LTD.
by Ares CLO Management LLC, its Investment Manager
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES IV CLO LTD.
by Ares CLO Management IV, L.P., its Investment Manager
by Ares CLO GP IV, LLC, its Managing Member
by		/s/ Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ATHENA CDO, LIMITED (#1277)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkan
	Title:	Executive Vice President
ATRIUM CDO
by		/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
AVALON CAPITAL LTD.

by INVESCO Senior Secured Management, Inc., as Portfolio Advisor
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AVALON CAPITAL LTD. 2
by INVESCO Senior Secured Management, Inc., as Portfolio Advisor
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
BALLYROCK CDO I LIMITED
by BALLYROCK Investment Advisors LLC, as Collateral Manager
by		/s/ Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer
BALLYROCK CDO II LIMITED
by BALLYROCK Investment Advisors LLC, as Collateral Manager
by		/s/ Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BANK OF AMERICA, N.A.
by		/s/ Michael Balok

	Name:	Michael Balok
	Title:	Managing Director
BANK OF MONTREAL
by		/s/ S. Valia

	Name:	S. Valia
	Title:	Managing Director
BANK OF MONTREAL
by		/s/ S. Valia

	Name:	S. Valia
	Title:	Managing Director
THE BANK OF NEW YORK
by		/s/ Mark Wrigley

	Name:	Mark Wrigley
	Title:	Vice President
BANK OF NOVA SCOTIA
by		/s/ N. Bell

	Name:	N. Bell
	Title:	Senior Manager

BANK ONE, NA
by		/s/ Karen C. Ryan

	Name:	Karen C. Ryan
	Title:	Director
BEDFORD CDO, LIMITED (#1276)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
BIG SKY SENIOR LOAN FUND, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
BLUE SQUARE FUNDING SERIES 3
by		/s/ Alice L. Wagner

	Name:	Alice L. Wagner
	Title:	Vice President

BRAYMOOR & CO.
by Bear Stearns Asset Management, as Attorney-in-Fact
by		/s/ Niall D. Rosenzweig

	Name:	Niall D. Rosenzweig
	Title:	Assistant Director
BRYN MAWR CLO, LTD.
by Deerfield Capital Management LLC, as its Collateral Manager
by		/s/ Mark E. Wittnebel

	Name:	Mark E. Wittnebel
	Title:	Sr. Vice President
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (#2980)
by Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
CAPTIVA III FINANCE LTD. (ACCT. 275), AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
by		/s/ David Dyer

	Name:	David Dyer
	Title:	Director

CAPTIVA IV FINANCE LTD. (ACCT. 1275), AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
by		/s/ David Dyer

	Name:	David Dyer
	Title:	Director
CARLYLE HIGH YIELD PARTNERS, L.P.
by		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS II, LTD.
by		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS III, LTD.
by		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS IV, LTD.
by		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Principal

CARLYLE LOAN OPPORTUNITY FUND
by		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Principal
CASTLE HILL I—INGOTS, LTD.
by Sankaty Advisors, LLC, as Collateral Manager
by		/s/ Diane J. Exter

	Name:	Managing Director
	Title:	Managing Director Portfolio Manager
CASTLE HILL II—INGOTS, LTD.
by Sankaty Advisors, LLC, as Collateral Manager
by		/s/ Diane J. Exter

	Name:	Managing Director
	Title:	Managing Director Portfolio Manager
CASTLE HILL III CLO, LIMITED
by Sankaty Advisors, LLC, as Collateral Manager
by		/s/ Diane J. Exter

	Name:	Managing Director
	Title:	Managing Director Portfolio Manager

CENTURION CDO II, LTD.
by American Express Asset Management Group Inc. as Collateral Manager
by		/s/ Leanne Stavrakis

	Name:	Leanne Stavrakis
	Title:	Director—Operations
CENTURION CDO VI, LTD.
by American Express Asset Management Group, Inc. as Collateral Manager
by		/s/ Leanne Stavrakis

	Name:	Leanne Stavrakis
	Title:	Director—Operations
CHARTER VIEW PORTFOLIO
by INVESCO Senior Secured Management, Inc. as Investment Advisor
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
CITADEL HILL 2000 LTD.
by		/s/ Nicholas A. Karsiotis

	Name:	Nicholas A. Karsiotis
	Title:	Authorized Signatory

CITIBANK N.A.
by		/s/ William G. Martens

	Name:	William G. Martens
	Title:	Managing Director
CITICORP INSURANCE AND INVESTMENT TRUST
by Travelers Asset Management International Company, LLC
by		/s/ Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
by Travelers Asset Management International Company, LLC
by		/s/ Roger Yee

	Name:	Roger Yee
	Title:	Vice President
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
by Travelers Asset Management International Company, LLC
by		/s/ Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer

COLUMBUS LOAN FUNDING LTD.
by Travelers Asset Management International Company, LLC
by		/s/ Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer
CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RE CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
by CypressTree Strategic Debt Management Co., Inc., as Investment Adviser
by		/s/ Jeffrey Megar

	Name:	Jeffrey Megar
	Title:	Director
CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RE CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
by CypressTree Strategic Debt Management Co., Inc., as Investment Adviser
by		/s/ Jeffrey Megar

	Name:	Jeffrey Megar
	Title:	Director

CLYDESDALE CLO 2001-1, LTD.
by Nomura Corporate Research and Asset Management Inc., as Collateral Manager
by		/s/ Elizabeth MacLean

	Name:	Elizabeth MacLean
	Title:	Director
CLYDESDALE CLO 2003, LTD.
by Nomura Corporate Research and Asset Management Inc., as Agent
by		/s/ Elizabeth MacLean

	Name:	Elizabeth MacLean
	Title:	Director
COLUMBUS LOAN FUNDING, LTD.
by		/s/ Roger Yee

	Name:	Roger Yee
	Title:	Vice President
COSTANTINUS EATON VANCE CDO V, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL
by		/s/ Sean Mounier

	Name:	Sean Mounier
	Title:	First Vice President
by		/s/ Brian O'Leary

	Name:	Brian O'Leary
	Title:	Vice President
CSAM FUNDING II
by		/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
C-SQUARED CDO LTD.
by TCW Advisors, Inc., as its Portfolio Manager
by		/s/ G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Senior Vice President
DEUTSCHE BANK AG, CANADA BRANCH
by		/s/ David Gynn

	Name:	David Gynn
	Title:	Vice President
by		/s/ Marcellus Leung

	Name:	Marcellus Leung
	Title:	Assistant Vice President

DELANO COMPANY (#274)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
DIVERSIFIED CREDIT PORTFOLIO LTD.
by INVESCO Senior Secured Management, Inc., as Investment Adviser
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES
by		/s/ Richard J. Sweeney

	Name:	Richard J. Sweeney
	Title:	Vice President
by		/s/ Lisa M. Overton

	Name:	Lisa M. Overton
	Title:	Associate

DRYDEN III LEVERAGED LOAN CDO 2002
by Prudential Investment Management, Inc., as Collateral Manager
by		/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Senior Vice President
DRYDEN HIGH YIELD CDO 2001-I
by Prudential Investment Management, Inc., as Collateral Manager
by		/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Senior Vice President
DRYDEN LEVERAGED LOAN CDO 2002-II
by Prudential Investment Management, Inc., as Collateral Manager
by		/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Senor Vice President

EASTMAN HILL FUNDING I, LIMITED
by TCW Asset Management Company, as its Collateral Manager
by		/s/ Mark L. Gold

	Name:	Mark L. Gold
	Title:	Managing Director
EATON VANCE CDO II, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE CDO III, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE CDO IV, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE CDO VI, LTD.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE SENIOR INCOME TRUST
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
ELF FUNDING TRUST I
by Highland Capital Management, L.P., as Capital Manager
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer
ELF FUNDING TRUST III
by New York Life Investment Management LLC, as Attorney-In-Fact
by		/s/ F. David Melka

	Name:	F. David Melka
	Title:	Vice President

ELT LTD.
by		/s/ Diana M. Hines

	Name:	Diana M. Hines
	Title:	Authorized Agent
EMERALD ORCHARD LIMITED
by		/s/ Michelle Manning

	Name:	Michelle Manning
	Title:	Attorney-in-Fact
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
by		/s/ John H. Costello

	Name:	John H. Costello
	Title:	Assistant Treasurer
FIRST DOMINION FUNDING I
by		/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
FIRST DOMINION FUNDING II
by		/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory

FIRST DOMINION FUNDING III
by		/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
FLAGSHIP CLO I
by		/s/ Mark S. Pelletier

	Name:	Mark S. Pelletier
	Title:	Director
FLAGSHIP CLO 2001-1
by		/s/ Mark S. Pelletier

	Name:	Mark S. Pelletier
	Title:	Director
FOREST CREEK CLO, LTD.
by Deerfield Capital Management LLC, as its Collateral Manager
by		/s/ Mark E. Wittnebel

	Name:	Mark E. Wittnebel
	Title:	Sr. Vice President
FOOTHILL GROUP, INC.
by		/s/ Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Vice President

FOOTHILL INCOME TRUST, L.P.
by FIT GP, LLC, its Managing General Partner
by		/s/ Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Managing Member
FRANKLIN CLO I, LIMITED
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Senior Vice President
FRANKLIN CLO II, LIMITED
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Senior Vice President
FRANKLIN CLO III, LIMITED
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Senior Vice President
FRANKLIN FLOATING RATE DAILY ACCESS FUND
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Vice President
FRANKLIN FLOATING RATE TRUST
by		/s/ Richard D'Addario

	Name:	Richard D'Addario
	Title:	Vice President
GALAXY CLO 1999-1, LTD.
by AIG Global Investment Adviser, Inc., its Collateral Manager
by		/s/ Jeff Baxter

	Name:	Jeff Baxter
	Title:	Vice President
GALAXY CLO 2003-1, LTD.
by AIG Global Investment Corp., its Investment Advisor
by		/s/ Jeff Baxter

	Name:	Jeff Baxter
	Title:	Vice President

GALLATIN FUNDING I LTD.
by Bear Stearns Asset Management Inc., as its Collateral Manager
by		/s/ Niall D. Rosenzweig

	Name:	Niall D. Rosenzweig
	Title:	Assistant Director
GENERAL ELECTRIC CAPITAL CORPORATION
by		/s/ Brian P. Schwinn

	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory
GLENEAGLES TRADING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
GRAYSON & CO.
by Boston Management and Research, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSTON CLO 2001-01 LTD.
by Bear Stearns Asset Management Inc., as its Collateral Manager
by		/s/ Niall D. Rosenzweig

	Name:	Niall D. Rosenzweig
	Title:	Associate Director
GREAT POINT CLO 1999-1 LTD.
by Sankaty Advisors, LLC, as Collateral Manager
by		/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
HAMILTON CDO, LTD.
by Stanfield Capital Partners LLC, as its Collateral Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
HANOVER SQUARE CLO LTD.
by Blackstone Dept. Advisors L.P., as Collateral Manager
by		/s/ Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director

HARBOUR TOWN FUNDING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
HARBOUR TOWN FUNDING TRUST
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Authorized Agent
HARCH CLO I, LTD.
by		/s/ Michael E. Lewitt

	Name:	Michael E. Lewitt
	Title:	Authorized Signatory
HEWETT'S ISLAND CDO, LTD.
by CypressTree Investment Management Company, Inc., as Portfolio Manager
by		/s/ Jeffrey Megar

	Name:	Jeffrey Megar
	Title:	Director
HCM US LOANS MAC43, LTD.
by Highland Capital Management, L.P., as Attorney-in-Fact
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer

HIGHLAND LEGACY LIMITED
by Highland Capital Management, as Collateral Manager
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer
HIGHLAND LOAN FUNDING V LTD.
by Highland Capital Management, L.P., as Collateral Manager
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer
HIGHLAND OFFSHORE PARTNERS, L.P.
by Highland Capital Management, L.P., as Collateral Manager
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer
IKB CAPITAL CORPORATION
by		/s/ David Snyder

	Name:	David Snyder
	Title:	President

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
by Indosuez Capital, as Portfolio Advisor
by		/s/ Charles Kobayashi

	Name:	Charles Kobayashi
	Title:	Principal and Portfolio Manager
ING PRIME RATE TRUST
by Aeltus Investment Management, Inc., as its Investment Manager
by		/s/ James E. Grimes

	Name:	James E. Grimes
	Title:	Vice President
ING SENIOR INCOME FUND
by Aeltus Investment Management, Inc., as its Investment Manager
by		/s/ James E. Grimes

	Name:	James E. Grimes
	Title:	Vice President
INTERCONTINENTAL CDO S.A. (#1284)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

INVESCO CBO 2000-1 LTD.
by INVESCO Senior Secured Management, Inc., as Portfolio Advisor
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
INVESCO EUROPEAN CDO I S.A.
by INVESCO Senior Secured Management, Inc., as Collateral Manager
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
JUPITER LOAN FUNDING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
KATONAH I, LTD.
by Katonah Capital, L.L.C., as Manager
by		/s/ Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer

KATONAH II, LTD.
by Katonah Capital, L.L.C., as Manager
by		/s/ Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer
KATONAH III, LTD.
by Katonah Capital, L.L.C., as Manager
by		/s/ Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer
KATONAH IV, LTD.
by Katonah Capital, L.L.C., as Manager
by		/s/ Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer
KATONAH V, LTD.
by Katonah Capital, L.L.C., as Manager
by		/s/ Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer

KZH CRESCENT-2 LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH CRESCENT-3 LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH CYPRESSTREE-1 LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH ING-2 LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH RIVERSIDE LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH SOLEIL LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

KZH SOLEIL-2 LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH STERLING LLC
by		/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
LOAN FUNDING I LLC, A WHOLLY OWNED SUBSIDIARY OF CITIBANK, N.A.
by TWC Advisors, Inc., as portfolio manager of Loan Funding I LLC
by		/s/ G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Senior Vice President
by		/s/ Richard F. Kurth

	Name:	Richard F. Kurth
	Title:	Senior Vice President
LONG LANE MASTER TRUST II
by Fleet National Bank, as Trust Administrator with respect to Series Eclipse
by		/s/ Roger Ackerman

	Name:	Roger Ackerman
	Title:	Director

LONG LANE MASTER TRUST IV
by Fleet National Bank, as Trust Administrator
by		/s/ Roger Ackerman

	Name:	Roger Ackerman
	Title:	Director
LONGHORN CDO III, LTD.
by Merrill Lynch Investment Managers, L.P., as Investment Advisor
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory
LONGHORN CDO II, LTD.
by Merrill Lynch Investment Managers, L.P., as Investment Advisor
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory
LONGHORN CDO (CAYMAN) LTD.
by Merrill Lynch Investment Managers, L.P., as Investment Advisor
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory
MADISON AVENUE CDO I LTD.
by		/s/ David W. Farrell

	Name:	David W. Farrell
	Title:	Director
MADISON AVENUE CDO III LTD
by		/s/ David W. Farrell

	Name:	David W. Farrell
	Title:	Director
MAGNETITE IV CLO, LIMITED
by		/s/ M. Williams

	Name:	M. Williams
	Title:	Managing Director
MAGNETITE V CLO, LIMITED
by		/s/ M. Williams

	Name:	M. Williams
	Title:	Managing Director

BLACK ROCK SENIOR LOAN TRUST
by		/s/ M. Williams

	Name:	M. Williams
	Title:	Managing Director
MAPLEWOOD (CAYMAN) LIMITED
by David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
by		/s/ Glenn P. Duffy, CFA

	Name:	Glenn P. Duffy, CFA
	Title:	Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
by David L. Babson & Company Inc. as Investment Advisor
by		/s/ Glenn P. Duffy, CFA

	Name:	Glenn P. Duffy, CFA
	Title:	Managing Director
MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO
by Merrill Lynch Investment Managers, L.P. as Investment Advisor
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
by Merrill Lynch Investment Managers, L.P. as Investment Advisor
by		/s/ Savitri Alex

	Name:	Savitri Alex
	Title:	Authorized Signatory
METROPOLITIAN LIFE INSURANCE COMPANY
by		/s/ James R. Dingher

	Name:	James R. Dingher
	Title:	Director
ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
by ING Investments, LLC as its Investment Manager
by		/s/ James E. Grimes

	Name:	James E. Grimes
	Title:	Vice President

MONUMENT CAPITAL LTD., AS ASSIGNEE
by Alliance Capital Management L.P., as Investment Manager
by Alliance Capital Management Corporation, as General Partner
by		/s/ Sverker Johansson

	Name:	Sverker Johansson
	Title:	Vice President
MUIRFIELD TRADING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
NATEXIS BANQUES POPULAIRES
by		/s/ Yosmery D. Ortega

	Name:	Yosmery D. Ortega
	Title:	Associate
by		/s/ Frank H. Madden Jr.

	Name:	Frank H. Madden
	Title:	Vice President & Group Manager

NEW ALLIANCE GLOBAL CDO, LIMITED
by Alliance Capital Management L.P., as Sub-Advisor
by Alliance Capital Management Corporation, as General Partner
by		/s/ Sverker Johansson

	Name:	Sverker Johansson
	Title:	Vice President
NEW YORK LIFE INSURANCE COMPANY
by		/s/ F. David Melka

	Name:	F. David Melka
	Title:	Investment Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
by New York Life Investment Management LLC, its Investment Manager
by		/s/ F. David Melka

	Name:	F. David Melka
	Title:	Vice President

NOMURA BOND & LOAN FUND
by UFJ Trust Bank Limited, as Trustee
by Nomura Corporate Research and Asset Management Inc. Attorney in Fact
by		/s/ Elizabeth MacLean

	Name:	Elizabeth MacLean
	Title:	Director
NORSE CBO, LTD.
by Regiment Capital Management, LLC, as its Investment Advisor
by Regiment Capital Advisors, LLC its Manager and pursuant to delegated authority
by		/s/ Timothy S.Peterson

	Name:	Timothy S.Peterson
	Title:	President
NORTHWOODS CAPITAL, LIMITED
by Angelo, Gordon & Co., L.P., as Collateral Manager
by		/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director

NORTHWOODS CAPITAL II, LIMITED
by Angelo, Gordon & Co., L.P., as Collateral Manager
by		/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director
NORTHWOODS CAPITAL III, LIMITED
by Angelo, Gordon & Co., L.P., as Collateral Manager
by		/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director
NUVEEN SENIOR INCOME FUND, AS A LENDER
by Symphony Asset Management LLC
by		/s/ Lenny Mason

	Name:	Lenny Mason
	Title:	Portfolio Manager
NYLIM FLATIRON CLO 2003-1 LTD
by New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact
by		/s/ F. David Melka

	Name:	F. David Melka
	Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED
by Oak Hill CLO Management I, LLC, as Investment Manager
by		/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL CREDIT PARTNERS II, LIMITED
by Oak Hill CLO Management II, LLC, as Investment Manager
by		/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL SECURITIES FUND, L.P.
by Oak Hill Securities GenPar, L.P., its General Partner
by Oak Hill Securities MGP, Inc., its General Partner
by		/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory

OAK HILL SECURITIES FUND II, L.P.
by Oak Hill Securities GenPar II, L.P. its General Partner
by Oak Hill Securities MGP II, Inc., its General Partner
by		/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I, LTD.
by INVESCO Senior Secured Management, Inc., as Sub-Advisor
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
OCTAGON INVESTMENT PARTNERS II, LLC
by Octagon Credit Investors, LLC, as sub-investment manager
by		/s/ Michael B. Nechamkin

	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS III, LTD.
by Octagon Credit Investors, LLC, as Portfolio Manager
by		/s/ Michael B. Nechamkin

	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS V, LTD.
by Octagon Credit Investors, LLC, as Portfolio Manager
by		/s/ Michael B. Nechamkin

	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager
OLYMPIC FUNDING TRUST, SERIES 1999-I
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Authorized Agent
OXFORD STRATEGIC INCOME FUND
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

PACIFIC HIGH YIELD CAYMAN UNIT TRUST (#1049)
by Pacific Investment Management Company LLC, as its Investment Advisor, acting through The Chase Manhattan Bank, in the Nominee Name of Polly & Co.
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
PACIFIC LIFE CBO 98-1
by		/s/ Michael Long

	Name:	Michael Long
	Title:	Assistant Vice President
PACIFIC REDWOOD CBO
by		/s/ Michael Long

	Name:	Michael Long
	Title:	Assistant Vice President
PAM CAPITAL FUNDING L.P.
by Highland Capital Management, L.P., as Collateral Manager
by		/s/ Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

PIMCO CORPORATE INCOME FUND (#2821)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
PIMCO HIGH YIELD FUND (#705)
by Pacific Investment Management Company LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
PIMCO FLOATING RATE INCOME FUND (#2496) AS A TRANCHE B LENDER
by Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

PINEHURST TRADING, INC.
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
PPM SHADOW CREEK FUNDING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
PPM SPYGLASS FUNDING TRUST
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Authorized Agent
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
by Prudential Investment Management, Inc., as Investment Advisor
by		/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Senior VIce President
REGIONS BANK
by		/s/ L. Elaine b. Passman

	Name:	L. Elaine b. Passman
	Title:	Marketing Officer

RESTORATION FUNDING CLO, LTD
by Highland Capital Management, L.P., as Collateral Manager
	by		/s/ Mark Okada

		Name:	Mark Okada
		Title:	Chief Investment Officer
ROSEMONT CLO, LTD.
by Deerfield Capital Management LLC, as its Collateral Manager
	by		/s/ Mark E. Wittnebel

		Name:	Mark E. Wittnebel
		Title:	Senior Vice President
RACE POINT CLO, LIMITED
by Sankaty Advisors, LLC, as Collateral Manager
	by		/s/ Diane J. Exter

		Name:	Diane J. Exter
		Title:	Managing Director Portfolio Manager
****
RACE POINT II CLO, LIMITED
by Sankaty Advisors, LLC, as Collateral Manager
	by		/s/ Diane J. Exter

		Name:	Diane J. Exter
		Title:	Managing Director Portfolio Manager

SAGAMORE CLO LTD.
by INVESCO Senior Secured Management, Inc., as Collateral Manager
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SAN JOAQUIN CDO I LIMITED (#1282)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
SANKATY HIGH YIELD PATNERS II, L.P.
by		/s/ Diane J. Exter

	Name:	Diane K. Exter
	Title:	Managing Director Portfolio Manager
SARATOGA CLO I, LIMITED
by INVESCO Senior Secured Management, Inc., as Asset Manager
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory

SAWGRASS TRADING LLC
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
SENECA CBO III, LIMITED
by Seneca Capital Management, as Portfolio Manager r
by		/s/ Warren Goodrich

	Name:	Warren Goodrich
	Title:	Authorized Officer/Analyst
SENECA CBO IV, LIMITED
by Seneca Capital Management, as Portfolio Manager r
by		/s/ Warren Goodrich

	Name:	Warren Goodrich
	Title:	Authorized Officer/Analyst
SENIOR DEBT PORTFOLIO
by Boston Management and Research, as Invement Advisor
by:		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

SEQUILS I, LTD.
by TCW Advisors, Inc., as its Collateral Manager
by		/s/ G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Senior Vice President
by		/s/ Richard F. Kurth

	Name:	Richard F. Kurth
	Title:	Senior Vice President
SEQUILS IV, LTD.
by TCW Advisors, Inc., as its Collateral Manager
by		/s/ G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Senior Vice President
by		/s/ Richard F. Kurth

	Name:	Richard F. Kurth
	Title:	Senior Vice President
SEQUILS—CENTURION V, LTD.
by American Express Asset Management Group Inc., as Collateral Manager
by		/s/ Leanne Stavrakis

	Name:	Leanne Stavrakis
	Title:	Director—Operations

SEQUILS—CUMBERLAND I, LTD
by Deerfield Capital Management LLC, as its Collateral Manager
by		/s/ Mark E. Wittnebel

	Name:	Mark E. Wittnebel
	Title:	Senior Vice President
SEQUILS-GLACE BAY, LTD.
by Royal Bank of Canada, as Collateral Manager
by		/s/ Mclissa Marano

	Name:	Mclissa Marano
	Title:	Authorized Signatory
SEQUILS-LIBERTY, LTD
by INVESCO Senior Secured Management, Inc., as Collateral Manager
by		/s/ Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SEQUILS-MAGNUM, LTD (#1280)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

SEQUILS-PILGRIM I, LTD
by ING Investments, LLC, as its Investment Manager
by		/s/ James E. Grimes

	Name:	James E. Grimes
	Title:	Vice President
SIERRA CLO I, LTD
by Centre Pacific LLP, as Manager
by		/s/ John M. Cesparian

	Name:	John M. Cesparian
	Title:	Chief Operating Officer, Centre Pacific LLP (Mnaager)
SOCIETE GENERALE
by		/s/ Anne-Marie Dumortier

	Name:	Anne-Marie Dumortier
	Title:	Vice President
STANFIELD CLO LTD.
by Stanfield Capital Partners LLC, as its Collateral Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner

STANFIELD ARBITRAGE CDO, LTD.
by Stanfield Capital Partners LLC, as its Collateral Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD CARRERA CLO, LTD.
by Stanfield Capital Partners LLC, as its Asset Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD QUATTRO CLO, LTD.
by Stanfield Capital Partners LLC, as its Collateral Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD/RMF TRANSATLANTIC CDO LTD.
by Stanfield Capital Partners LLC, as its Collateral Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner

STANWICH LOAN FUNDING LLC
by		/s/ Diana M. Himes

	Name:	Diana M.Himes
	Title:	Assistant Vice President
SUFFIELD CLO, LIMITED
by David L. Babson & Company Inc., as Collateral Manager
by		/s/ Glenn P. Duffy

	Name:	Glenn P. Duffy, CFA
	Title:	Managing Director
THE SUMITOMO TRUST & BANKING CO., LTD, NY BRANCH
by		/s/ Elizabeth A. Quirk

	Name:	Elizabeth A. Quirk
	Title:	Vice President
SUNAMERICA LIFE INSURANCE COMPANY
by AIG Global Investment Corp., as Investment Advisor
by		/s/ Jeff Baxter

	Name:	Jeff Baxter
	Title:	Vice President

SUNAMERICA SENIOR FLOATING RATE FUND INC.
by Stanfield Capital Partners LLC, as Subadvisor
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
TCW SELECT LAON FUND, LIMITED
by TCW Advisors, Inc., as its Collateral Manager
by		/s/ G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Senior Vice President
by		/s/ Richard F. Kurth

	Name:	Richard F. Kurth
	Title:	Senior Vice President
TEXTRON FINANCIAL CORPORATION
by		/s/ Jane M. Lavoie

	Name:	Jane M. Lavoie
	Title:	Vice President—Operations
TOLLI & CO.
by Eaton Vance Management, as Investment Advisor
by		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

TORONTO DOMINION (NEW YORK), INC.
by		/s/ Michelle Manning

	Name:	Michelle Manning
	Title:	Vice President
THE TRAVELERS INSURANCE COMPANY
by		/s/ Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer
TRUMBULL THC, LTD.
by		/s/ Michelle Manning

	Name:	Michelle Manning
	Title:	Attorney in Fact
VAN KAMPEN CLO I, LIMITED
by Van Kampen Investment Advisory Corp, as Collateral Manager
by		/s/ Sean B. Kelley

	Name:	Sean B. Kelley
	Title:	Vice President/Assistant Portfolio Manager

VAN KAMPEN CLO II, LIMITED
by Van Kampen Investment Advisory Corp., as Collateral Manager
by		/s/ Sean B. Kelley

	Name:	Sean B. Kelley
	Title:	Vice President/Assistant Portfolio Manager
VAN KAMPEN SENIOR INCOME TRUST
by Van Kampen Investment Advisory Corp.
by		/s/ Darvin D. Pierce

	Name:	Darvin D. Pierce
	Title:	Executive Director
VAN KAMPEN SENIOR LOAN FUND
by Van Kampen Investment Advisory Corp.
by		/s/ Darvin D. Pierce

	Name:	Darvin D. Pierce
	Title:	Executive Director

VENTURE CDO 2002, LIMITED
by Barclays Capital Asset Management Limited, as its Investment Advisor
by Barclays Bank PLC, New York Branch, its Sub-advisor
by		/s/ Martin F. Davey

	Name:	Martin F. Davey
	Title:	Director
VENTURE II CDO 2002, LIMITED
by Its Investment advisor, Barclays Bank PLC, New York Branch
by		/s/ Martin F. Davey

	Name:	Martin F. Davey
	Title:	Director
WAVELAND—INGOTS, LTD. (#2006) AS A TRANCHE B LENDER
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

WINDSOR LOAN FUNDING, LIMITED
by Stanfield Capital Partners LLC, as its Investment Manager
by		/s/ Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
WINGED FOOT FUNDING TRUST
by		/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Authorized Agent
WRIGLEY CDO, LTD. (#1285)
by Pacific Investment Management Company LLC, as its Investment Advisor
by		/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

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  Exhibit 10.1(c)